Fss1 P1 03/17

SUPPLEMENT DATED march 15, 2017

TO THE PROSPECTUS DATED september 1, 2016 OF

Franklin small cap growth fund

(a series of Franklin Strategic Series)

The prospectus is amended as follows:

I.   The first paragraph under “FUND SUMMMARIES” – “Franklin Small Cap Growth Fund” on page 16 is replaced with the following:

The Franklin Small Cap Growth Fund is currently closed to new investors, except for certain types of investors. Effective April 28, 2017, the Fund will open Class R6 shares to new investors who are eligible to purchase Class R6 shares. For more information, please turn to “Fund Details - Franklin Small Cap Growth Fund" beginning on page 55 of this Prospectus.

II.      The first paragraph under the “FUND DETAILS” – “Franklin Small Cap Growth Fund” section beginning on page 55 is replaced with the following:

The Fund is closed to most new investors, except that: (1) existing shareholders who had an open and funded account on February 12, 2015 can continue to invest through exchanges and additional purchases; and (2) effective April 28, 2017, Class R6 shares of the Fund will be open to new investors who are eligible to purchase Class R6 shares. In addition, the following categories of investors may continue to open new accounts in the Fund: (1) clients of discretionary investment allocation programs where such programs had investments in the Fund prior to the close of the NYSE on February 12, 2015; (2) employer sponsored retirement plans or benefit plans and their participants where the Fund was available to participants prior to the close of the NYSE on February 12, 2015; (3) employer sponsored retirement plans or benefit plans that approved the Fund as an investment option prior to the close of the NYSE on February 12, 2015, but had not opened an account as of that date, provided that the initial account was opened with the Fund on or prior to June 12, 2015; (4) other Franklin Templeton Funds and funds for which Franklin Templeton investment managers provide advisory or sub-advisory services upon prior approval by the Fund’s investment manager; (5) trustees and officers of the Trust; and (6) members of the Fund’s portfolio management team.

The Fund reserves the right to modify this policy at any time.

III.      The first paragraph under the “YOUR ACCOUNT” – “Buying Shares” section beginning on page 93 is replaced with the following:

The Franklin Small Cap Growth Fund is currently closed to new investors, except certain types of investors.  Effective April 28, 2017, the Franklin Small Cap Growth Fund will open Class R6 shares to new investors who are eligible to purchase Class R6 shares.  Please see “Franklin Small Cap Growth Fund” under “Fund Details” for further information.

IV.      The first paragraph under the “YOUR ACCOUNT” – “Selling Shares” section beginning on page 93 is replaced with the following:

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply. Except for certain investors as previously described in “Franklin Small Cap Growth Fund” under “Fund Details” please keep in mind that if you sell all the shares in your Franklin Small Cap Growth Fund account, your account will be closed and you will not be able to buy additional Franklin Small Cap Growth Fund shares or to reopen your Franklin Small Cap Growth Fund account until the Franklin Small Cap Growth Fund reopens to new investors.  The Franklin Small Cap Growth Fund reserves the right to modify these policies at any time.

Please keep this supplement with your prospectus for future reference.